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Exhibit 99.22

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the “Computational Materials”) are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ( “Merrill Lynch”) and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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Sub-Prime Mortgage Loan Characteristics Summary Report

Summary	Total	Minimum	Maximum

Aggregate Current Principal Balance	$255,381,273.31
Number of Mortgage Loans	1,895
(1) Average Outstanding Principal Balance	$134,765.84	$5,702.11	$682,413.35
(1) Average Original Loan Balance	$135,695.20	$9,303.00	$688,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio	81.55%	21.20%	124.58%
(1) Weighted Average Loan Rate	7.630%	5.100%	14.990%
(1),(4) Weighted Average Gross Margin	6.327%	2.750%	10.125%
(1),(4),(5) Weighted Average Initial Periodic Cap	3.032%	1.000%	6.000%
(1),(4) Weighted Average Subsequent Periodic Cap	1.165%	1.000%	2.000%
(1),(2),(4),(5) Weighted Average Minimum Interest Rate	7.250%	2.875%	12.500%
(1),(4) Weighted Average Maximum Interest Rate	13.541%	10.125%	19.000%
(1) Weighted Average Original Term to Maturity (months)	337	57	360
(1) Weighted Average Remaining Term to Stated Maturity (months)	330	37	360
(1),(4),(5) Weighted Average Term to Roll (months)	26	1	60
(1),(3),(5) Weighted Average Credit Score	632	451	807

(1)	Average or Weighted Average reflected in Total.
(2)	82.14% of the Adjustable Rate Mortgage Loans have minimum interest rates.
(3)	99.75% of the Adjustable Rate Mortgage Loans have FICO Scores.

		Percent of Cut-off Date
	Range	Principal Balance

Product Type	Fully Amortizing	86.90%
	Balloon Payment	13.10%
Lien	First	87.58%
	Second	12.42%

Geographic Distribution	California	26.13%
	Florida	22.61%
	New York	5.29%
	Virginia	4.64%
	Nevada	3.97%
Largest Zip Code Concentration	33177	0.84%
FHA-VA Loans		0.00%
Seller Financed Loans		0.42%
Section 32 Loans		0.00%
Loans with Borrower PMI		0.00%
Loans with Lender PMI		0.00%
Loans with Prepayment Penalties		79.29%

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Principal Balance Outstanding

Principal Balances			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

$1 to $50,000	532	$17,804,277.38	6.97%
$50,001 to $100,000	405	29,276,078.70	11.46
$100,001 to $150,000	287	35,529,852.64	13.91
$150,001 to $200,000	231	40,384,651.57	15.81
$200,001 to $250,000	146	32,982,358.85	12.91
$250,001 to $300,000	115	31,341,939.59	12.27
$300,001 to $350,000	78	25,289,746.46	9.90
$350,001 to $400,000	57	21,298,403.09	8.34
$400,001 to $450,000	19	8,144,570.65	3.19
$450,001 to $500,000	11	5,205,804.04	2.04
$500,001 to $550,000	4	2,129,020.63	0.83
$550,001 to $600,000	7	4,034,041.37	1.58
$600,001 to $650,000	1	620,000.00	0.24
$650,001 to $700,000	2	1,340,528.34	0.52

Total:	1,895	$255,381,273.31	100.00%

FICO Scores

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
FICO Scores	Loans	Outstanding	Outstanding

<= 0	9	$633,141.51	0.25%
441 to 460	6	1,137,179.63	0.45
461 to 480	19	2,767,884.86	1.08
481 to 500	40	6,512,379.80	2.55
501 to 520	64	9,071,097.36	3.55
521 to 540	66	10,308,916.39	4.04
541 to 560	75	10,575,227.38	4.14
561 to 580	82	13,475,380.93	5.28
581 to 600	138	20,975,719.49	8.21
601 to 620	212	26,075,224.48	10.21
621 to 640	323	38,472,098.59	15.06
641 to 660	251	34,510,530.39	13.51
661 to 680	184	22,034,433.09	8.63
681 to 700	145	17,777,595.23	6.96
701 to 720	112	14,871,005.87	5.82
721 to 740	85	13,123,112.56	5.14
741 to 760	36	5,907,885.17	2.31
761 to 780	29	3,604,655.38	1.41
781 to 800	16	3,130,270.88	1.23
801 to 820	3	417,534.32	0.16

Total:	1,895	$255,381,273.31	100.00%

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

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Original Term to Maturity

Original Term to Maturity (months)			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

49 to 60	2	$85,970.34	0.03%
73 to 84	1	22,171.19	0.01
109 to 120	5	81,913.98	0.03
157 to 168	1	54,428.26	0.02
169 to 180	639	30,947,052.63	12.12
229 to 240	33	2,174,965.55	0.85
241 to 252	1	52,620.07	0.02
277 to 288	1	49,679.92	0.02
289 to 300	4	118,739.98	0.05
301 to 312	2	181,703.94	0.07
313 to 324	1	138,958.22	0.05
349 to 360	1205	221,473,069.23	86.72

Total:	1,895	$255,381,273.31	100.00%

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Remaining Term to Stated Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Remaining Term to Stated Maturity (months)	Loans	Outstanding	Outstanding

37 to 48	5	$78,213.04	0.03%
49 to 60	2	85,970.34	0.03
97 to 108	22	1,401,560.49	0.55
109 to 120	1	25,872.13	0.01
133 to 144	3	562,561.12	0.22
145 to 156	2	86,371.19	0.03
157 to 168	8	341,773.49	0.13
169 to 180	607	28,669,864.67	11.23
217 to 228	7	312,737.79	0.12
229 to 240	29	1,972,937.74	0.77
277 to 288	91	7,047,122.95	2.76
289 to 300	4	341,539.38	0.13
301 to 312	2	192,042.59	0.08
313 to 324	5	1,244,685.55	0.49
325 to 336	13	1,338,677.91	0.52
337 to 348	21	2,736,698.97	1.07
349 to 360	1,073	208,942,643.96	81.82

Total:	1,895	$255,381,273.31	100.00%

Property Type

Property Type			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

Single Family	1,315	$176,481,932.21	69.11%
PUD	271	38,264,492.96	14.98
Condominium	152	16,462,178.04	6.45
2-Family	77	12,176,489.54	4.77
3-Family	36	6,889,246.25	2.70
4-Family	11	2,379,023.04	0.93
Manufactured Housing	22	1,858,081.30	0.73
Townhouse	11	869,829.97	0.34

Total:	1,895	$255,381,273.31	100.00%

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Occupancy

Occupancy			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

Primary	1,795	$242,110,024.76	94.80%
Investment	80	9,892,352.16	3.87
Second Home	20	3,378,896.39	1.32

Total:	1,895	$255,381,273.31	100.00%

Loan Purpose

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Purpose	Loans	Outstanding	Outstanding

Purchase	1,100	$127,870,647.53	50.07%
Equity Refinance	726	118,166,198.79	46.27
Rate/Term Refinance	69	9,344,426.99	3.66

Total:	1,895	$255,381,273.31	100.00%

Current Mortgage Loan Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Mortgage Loan Rates	Loans	Outstanding	Outstanding

5.001% to 5.500%	16	$3,937,930.86	1.54%
5.501% to 6.000%	100	24,901,336.77	9.75
6.001% to 6.500%	152	36,342,398.51	14.23
6.501% to 7.000%	241	48,493,862.91	18.99
7.001% to 7.500%	185	34,731,113.15	13.60
7.501% to 8.000%	183	32,250,701.59	12.63
8.001% to 8.500%	126	19,793,313.43	7.75
8.501% to 9.000%	128	13,768,572.95	5.39
9.001% to 9.500%	109	8,615,150.28	3.37
9.501% to 10.000%	184	10,548,298.93	4.13
10.001% to 10.500%	105	5,452,700.81	2.14
10.501% to 11.000%	161	8,128,907.53	3.18
11.001% to 11.500%	82	3,277,779.66	1.28
11.501% to 12.000%	55	2,557,960.65	1.00
12.001% to 12.500%	27	1,031,468.12	0.40
12.501% to 13.000%	24	1,115,095.24	0.44
13.001% to 13.500%	3	64,871.48	0.03
13.501% to 14.000%	11	281,506.89	0.11
14.001% to 14.500%	2	64,716.23	0.03
14.501% to 15.000%	1	23,587.32	0.01

Total:	1,895	$255,381,273.31	100.00%

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Current Combined Loan-to-Value Ratios

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Combined Loan-to-Value Ratios	Loans	Outstanding	Outstanding

20.01% to 30.00%	4	$237,736.24	0.09%
30.01% to 40.00%	10	1,193,685.84	0.47
40.01% to 50.00%	35	5,070,046.78	1.99
50.01% to 60.00%	55	7,528,779.32	2.95
60.01% to 70.00%	128	23,026,413.09	9.02
70.01% to 80.00%	608	118,690,277.96	46.48
80.01% to 90.00%	294	51,322,277.59	20.10
90.01% to 100.00%	740	47,206,634.48	18.48
100.01% to 110.00%	19	832,369.22	0.33
110.01% to 120.00%	1	73,728.93	0.03
120.01% to 130.00%	1	199,323.86	0.08

Total:	1,895	$255,381,273.31	100.00%

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State or Territory

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
State or Territory	Loans	Outstanding	Outstanding

California	348	$66,718,956.73	26.13%
Florida	442	57,753,903.61	22.61
New York	66	13,516,994.87	5.29
Virginia	80	11,837,974.56	4.64
Nevada	62	10,134,334.78	3.97
Arizona	67	8,951,235.25	3.51
Pennsylvania	78	8,571,969.15	3.36
Maryland	45	7,810,986.88	3.06
Michigan	68	6,330,584.99	2.48
North Carolina	52	6,231,176.50	2.44
Illinois	52	5,704,480.74	2.23
New Jersey	29	4,983,422.22	1.95
Massachusetts	39	4,874,674.17	1.91
Oregon	48	4,217,432.13	1.65
Georgia	49	4,082,599.62	1.60
Washington	34	3,749,262.32	1.47
Ohio	37	3,147,137.27	1.23
Rhode Island	20	2,962,557.56	1.16
Utah	23	2,634,186.00	1.03
Texas	39	2,504,528.15	0.98
Wisconsin	25	2,343,167.84	0.92
Tennessee	28	1,955,477.57	0.77
Indiana	31	1,841,787.70	0.72
Colorado	13	1,620,594.77	0.63
Connecticut	15	1,475,970.06	0.58
Missouri	22	1,349,107.73	0.53
Hawaii	3	1,237,911.12	0.48
Idaho	11	1,118,232.06	0.44
Kentucky	10	853,837.71	0.33
Minnesota	7	809,545.98	0.32
District of Columbia	3	786,656.70	0.31
New Hampshire	6	617,398.44	0.24
Kansas	5	522,203.49	0.20
New Mexico	8	446,864.72	0.17
South Carolina	5	289,939.11	0.11
Alabama	5	260,549.54	0.10
Oklahoma	5	238,900.40	0.09
Alaska	2	238,406.12	0.09
Iowa	4	214,222.12	0.08
South Dakota	1	108,000.00	0.04
Vermont	1	101,080.37	0.04
Wyoming	2	84,432.70	0.03
Nebraska	2	67,860.92	0.03
West Virginia	1	51,756.05	0.02
Arkansas	1	15,208.29	0.01
Louisiana	1	13,764.30	0.01

Total:	1,895	$255,381,273.31	100.00%

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Loan Documentation

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Documentation	Loans	Outstanding	Outstanding

Full Documentation	941	$125,263,180.75	49.05%
Stated Income	836	115,804,919.91	45.35
Limited Documentation	27	5,557,323.17	2.18
Alternate Documentation	55	4,407,954.64	1.73
No Documentation	35	4,317,019.55	1.69
Streamlined Documentation	1	30,875.29	0.01

Total:	1,895	$255,381,273.31	100.00%

Performance Status

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Performance Status	Loans	Outstanding	Outstanding

Current	1,895	$255,381,273.31	100.00%

Total:	1,895	$255,381,273.31	100.00%

Prepayment Penalty Term

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Prepayment Penalty Term	Loans	Outstanding	Outstanding

6 months	3	$334,147.50	0.13%
12 months	123	23,565,430.55	9.23
24 months	619	96,872,628.01	37.93
25 months	1	344,000.00	0.13
30 months	7	1,048,465.40	0.41
36 months	540	78,367,260.33	30.69
60 months	34	1,968,794.05	0.77

No Prepayment Penalty	568	$52,880,547.47	2071.00%

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Gross Margins

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Gross Margins	Loans	Outstanding	Outstanding

2.501% to 3.000%	22	$4,298,622.15	2.29%
3.001% to 3.500%	32	7,253,005.93	3.86
3.501% to 4.000%	4	433,731.58	0.23
4.001% to 4.500%	18	3,970,700.23	2.11
4.501% to 5.000%	31	6,891,583.82	3.67
5.001% to 5.500%	68	14,570,098.62	7.75
5.501% to 6.000%	161	37,406,593.41	19.90
6.001% to 6.500%	140	29,537,388.64	15.71
6.501% to 7.000%	181	34,641,220.09	18.43
7.001% to 7.500%	104	20,056,546.84	10.67
7.501% to 8.000%	82	14,322,382.21	7.62
8.001% to 8.500%	59	8,206,163.69	4.37
8.501% to 9.000%	37	4,187,804.31	2.23
9.001% to 9.500%	15	1,323,704.31	0.70
9.501% to 10.000%	7	665,629.51	0.35
10.001% to 10.500%	1	209,652.63	0.11

Total:	962	$187,974,827.97	100.00%

Initial Periodic Rate Cap

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Initial Periodic Rate Cap	Loans	Outstanding	Outstanding

1.000%	16	$1,514,929.36	0.81%
1.500%	4	564,595.25	0.30
2.000%	26	3,982,826.96	2.12
3.000%	888	175,884,413.97	93.57
5.000%	20	4,137,313.22	2.20
6.000%	8	1,890,749.21	1.01

Total:	962	$187,974,827.97	100.00%

Subsequent Periodic Rate Cap

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Subsequent Periodic Rate Cap	Loans	Outstanding	Outstanding

1.000%	621	$128,031,430.60	68.11%
1.500%	332	57,744,648.16	30.72
2.000%	9	2,198,749.21	1.17

Total:	962	$187,974,827.97	100.00%

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Maximum Mortgage Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Maximum Mortgage Rates	Loans	Outstanding	Outstanding

10.001% to 10.500%	7	$1,298,506.66	0.69%
10.501% to 11.000%	23	5,496,640.83	2.92
11.001% to 11.500%	37	9,297,290.99	4.95
11.501% to 12.000%	60	14,603,777.77	7.77
12.001% to 12.500%	63	14,080,273.96	7.49
12.501% to 13.000%	96	22,901,848.30	12.18
13.001% to 13.500%	106	23,735,872.19	12.63
13.501% to 14.000%	167	31,508,613.94	16.76
14.001% to 14.500%	109	21,130,602.08	11.24
14.501% to 15.000%	100	19,146,930.32	10.19
15.001% to 15.500%	76	12,484,160.57	6.64
15.501% to 16.000%	54	6,117,216.45	3.25
16.001% to 16.500%	28	2,700,794.89	1.44
16.501% to 17.000%	18	1,918,170.86	1.02
17.001% to 17.500%	8	799,324.33	0.43
17.501% to 18.000%	5	498,571.70	0.27
18.001% to 18.500%	2	86,452.12	0.05
18.501% to 19.000%	3	169,780.01	0.09

Total:	962	$187,974,827.97	100.00%

Minimum Mortgage Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Minimum Mortgage Rates	Loans	Outstanding	Outstanding

0.000% or less	141	$33,581,050.29	17.86%
2.501% to 3.000%	1	62,148.07	0.03
3.501% to 4.000%	2	249,500.00	0.13
4.501% to 5.000%	2	791,528.75	0.42
5.001% to 5.500%	12	2,844,760.56	1.51
5.501% to 6.000%	65	14,787,417.52	7.87
6.001% to 6.500%	95	22,479,272.94	11.96
6.501% to 7.000%	167	33,404,275.49	17.77
7.001% to 7.500%	128	24,682,456.33	13.13
7.501% to 8.000%	116	22,560,790.17	12.00
8.001% to 8.500%	88	15,238,129.51	8.11
8.501% to 9.000%	68	9,232,184.87	4.91
9.001% to 9.500%	34	3,849,947.10	2.05
9.501% to 10.000%	19	1,968,022.22	1.05
10.001% to 10.500%	8	793,998.19	0.42
10.501% to 11.000%	6	695,994.07	0.37
11.001% to 11.500%	6	537,825.56	0.29
11.501% to 12.000%	1	45,746.32	0.02
12.001% to 12.500%	3	169,780.01	0.09

Total:	962	$187,974,827.97	100.00%

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Next Loan Rate Adjustment Month

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Next Loan Rate Adjustment Month	Loans	Outstanding	Outstanding

October 2005	4	$310,108.37	0.16%
November 2005	3	326,133.96	0.17
December 2005	4	534,102.29	0.28
January 2006	7	620,220.42	0.33
February 2006	7	635,212.08	0.34
March 2006	16	1,338,280.73	0.71
April 2006	3	390,561.59	0.21
May 2006	1	232,000.00	0.12
August 2006	2	215,086.69	0.11
September 2006	3	589,023.11	0.31
October 2006	2	200,810.33	0.11
November 2006	2	725,595.86	0.39
December 2006	4	1,023,318.80	0.54
January 2007	3	1,203,178.59	0.64
February 2007	1	51,745.78	0.03
March 2007	3	895,159.21	0.48
April 2007	26	5,713,346.31	3.04
May 2007	177	35,867,412.97	19.08
June 2007	85	18,214,537.85	9.69
July 2007	115	26,213,885.00	13.95
August 2007	97	22,808,217.00	12.13
September 2007	8	1,912,500.00	1.02
October 2007	1	240,000.00	0.13
December 2007	1	295,482.46	0.16
February 2008	2	531,612.08	0.28
April 2008	42	7,047,645.32	3.75
May 2008	274	44,458,630.94	23.65
June 2008	12	2,185,725.54	1.16
July 2008	10	2,593,104.90	1.38
August 2008	6	1,054,066.78	0.56
September 2008	1	320,000.00	0.17
October 2009	1	308,000.00	0.16
June 2010	5	1,276,963.47	0.68
July 2010	5	1,368,811.87	0.73
August 2010	28	6,016,347.67	3.20
September 2010	1	258,000.00	0.14

Total:	962	$187,974,827.97	100.00%